Cavium Announces Financial Results for Q1 2015

SAN JOSE, Calif., April 29, 2015 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, wired and wireless networking, today announced financial results for the first quarter ended March 31, 2015.

Net revenue in the first quarter of 2015 was $101.8 million, a 1% sequential increase from the $101.2 million reported in the fourth quarter of 2014 and a 22% year-over-year increase from the $83.2 million reported in the first quarter of 2014.

Generally Accepted Accounting Principles (GAAP) Results

Net loss attributable to the Company in the first quarter of 2015 was $13.9 million, or $(0.25) per diluted share, compared to $12.0 million, or $(0.22) per diluted share in the fourth quarter of 2014. Gross margins were 64.8% in the first quarter of 2015 compared to 62.1% in the fourth quarter of 2014. Total cash and cash equivalents were $121.0 million at March 31, 2015.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the first quarter of 2015, Non-GAAP net income was $23.7 million, or $0.40 per diluted share. Non-GAAP gross margin was 65.9% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 22.9%.

Recent News Highlights

  April 27, 2015 - Cavium's 48 Core Workload-Optimized ThunderX_NT™ Processors Enables New Generation of Accelerated NFV, Edge and Core Networking Applications
  April 27, 2015 - Cavium Partners with Quantenna and Aquantia to Deliver Fully Secure High Performance 802.11AC MU-MIMO WLAN Access Point Reference Design
  April 27, 2015 - Cavium Delivers Optimized OpenWRT on OCTEON® III to Accelerate Retail/SMB Router Time to Market
  April 20, 2015 - Cavium Introduced LiquidSecurity™
  April 20, 2015 - Cavium Partners with F5 Networks for LiquidSecurity™ Hardware Security Module Family Integration
  April 20, 2015 - Cavium Announced Collaboration with A10 Networks, KEMP Technologies and ExtraHop for LiquidSecurity™ Hardware Security Module Family
  April 20, 2015 - Cavium's 48 Core Workload Optimized ThunderX™ SC Processors Enables Next Generation Fully Secure Data Centers
  March 16, 2015 - E4 Computer Engineering Announced ThunderX™ Based ARKA™ Platform for Specific Workloads in HPC, Cloud and Big Data Applications
  March 16, 2015 - Cavium Added Support for NVIDIA GPU Accelerators in 64-bit ARMv8-A ThunderX™ Processor Family
  March 10, 2015 - StackVelocity and Cavium Partnered to Bring Advanced ARM Processor Efficiency to Open Compute Project
  March 10, 2015 - Hyve Solutions and Cavium Collaborates to Deliver 64-bit ARM-based Server Solutions
  March 10, 2015 - Cavium's XPliant™ Ethernet Switch Supports the Emerging Open Ecosystems
  March 2, 2015 - Cavium Introduced OCTEON Fusion-M™
  March 2, 2015 - Cavium Broke 100Gbps IPsec Throughput Barrier using OpenDataPlane™ at Mobile World Congress 2015
  February 26, 2015 - Cavium and ARM Demonstrated Comprehensive Cloud RAN Application on 48 Core 64-bit ARMv8-A ThunderX™ SoC Processor at Mobile World Congress 2015
  February 24, 2015 - Qosmos Showcased Intelligent Service Chaining in a Virtualized Environment Running on Cavium's LiquidIO® Adapter

Cavium, Inc. will broadcast its first quarter of 2015 financial results conference call today, April 29, 2015, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium's processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended
	March 31, 2015	December 31, 2014
Net revenue	$101,778	$101,223
Cost of revenue	35,799	38,402
Gross profit	65,979	62,821
Operating expenses:
Research and development	58,422	55,108
Sales, general and administrative	20,671	19,314
Total operating expenses	79,093	74,422
Loss from operations	(13,114)	(11,601)
Other expense, net:
Interest expense	(410)	(293)
Other, net	(66)	(313)
Total other expense, net	(476)	(606)
Loss before income taxes	(13,590)	(12,207)
Provision for income taxes	301	268
Net loss	(13,891)	(12,475)
Net loss attributable to non-controlling interest	-	(444)
Net loss attributable to the Company	$(13,891)	$(12,031)
Net loss attributable to the Company per common share, basic and diluted	$(0.25)	$(0.22)
Shares used in computing basic and diluted net loss per common share	54,882	54,249

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014
Reconciliation of GAAP research and development expenses to non-GAAP:
GAAP research and development expenses	$58,422	$55,108
Stock-based compensation and related payroll taxes	(7,823)	(16,128)
Net restructuring related expenses	(254)	(617)
Research and development expenses associated with Xpliant	(20,142)	(8,769)
Non-GAAP research and development expenses	$30,203	$29,594

Reconciliation of GAAP sales, general and administrative expenses to non-GAAP:
GAAP sales, general and administrative expenses	$20,671	$19,314
Stock-based compensation and related payroll taxes	(5,138)	(5,969)
Amortization of acquired intangible assets	(11)	(33)
Net restructuring related expenses	(68)	(27)
Sales, general and administrative expenses associated with Xpliant	(1,979)	(1,017)
Non-GAAP sales, general and administrative expenses	$13,475	$12,268
Total Non-GAAP operating expenses	$43,678	$41,862

Reconciliation of GAAP non-operating expenses to non-GAAP non-operating income:
GAAP non-operating expenses	$(476)	$(606)
Non-operating expenses associated with Xpliant	1,124	905
Total Non-GAAP non-operating income	$648	$299

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2015	December 31, 2014
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$101,778	$101,223
GAAP gross profit	65,979	62,821
GAAP gross margin	64.8%	62.1%

Stock-based compensation and related payroll taxes	213	237
Amortization of acquired intangible assets	795	1,252
Net restructuring related expenses	42	2,002
Non-GAAP gross profit	$67,029	$66,312
Non-GAAP gross margin	65.9%	65.5%

Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(13,114)	$(11,601)
Stock-based compensation and related payroll taxes	13,174	22,334
Amortization of acquired intangible assets	806	1,285
Net restructuring related expenses	364	2,646
Loss from operations of Xpliant	22,121	9,786
Non-GAAP income from operations	$23,351	$24,450
Non-GAAP income from operations as a percentage of revenue	22.9%	24.2%

Reconciliation of GAAP loss to non-GAAP net income:
GAAP net loss attributable to the Company	$(13,891)	$(12,031)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	13,174	22,334
Amortization of acquired intangible assets	806	1,285
Net restructuring related expenses	364	2,646
Loss from operations and non-operating expenses of Xpliant	23,245	10,247
Total of non-GAAP adjustments	37,589	36,512
Non-GAAP net income	$23,698	$24,481

GAAP net loss attributable to the Company per share, diluted	$(0.25)	$(0.22)
Non-GAAP adjustments detailed above	0.65	0.64
Non-GAAP net income attributable to the Company per share, diluted	$0.40	$0.42

GAAP weighted average shares, diluted	54,882	54,249
Non-GAAP share adjustment	4,286	4,089
Non-GAAP weighted average shares, diluted	59,168	58,338

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31, 2015	As of December 31, 2014
Assets
Current assets
Cash and cash equivalents	$121,025	$131,718
Accounts receivable, net	56,817	48,199
Inventories	52,312	51,922
Prepaid expenses and other current assets	8,944	9,130
Total current assets	239,098	240,969
Property and equipment, net	58,828	56,963
Intangible assets, net	37,532	37,644
Goodwill	71,478	71,478
Other assets	1,935	1,806
Total assets	$408,871	$408,860

Liabilities and Equity
Current liabilities
Accounts payable	$25,100	$26,447
Other accrued expenses and other current liabilities	15,945	7,782
Deferred revenue	6,047	6,285
Capital lease and technology license obligations	16,324	23,002
Total current liabilities	63,416	63,516
Capital lease and technology license obligations, net of current	20,788	22,894
Deferred tax liability	2,997	2,836
Other non-current liabilities	2,819	2,931
Total liabilities	90,020	92,177

Stockholders' equity
Common stock	55	54
Additional paid-in capital	505,039	488,981
Accumulated deficit	(186,243)	(172,352)
Total stockholders' equity	318,851	316,683
Total liabilities and stockholders' equity	$408,871	$408,860

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, Tel: (408) 943-7104, Email: angel.atondo@cavium.com, Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: art.chadwick@cavium.com